PCS Commodity Strategy Fund

(the “Fund”)

Class A Shares (Symbol: PCYAX)

Class C Shares (Symbol: PCYCX)

Class I Shares (Symbol: PCYIX)

Supplement dated July 27, 2020

to the Fund’s Prospectus dated December 31, 2019

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and should be read in conjunction with the Fund’s current Prospectus and SAI.

The following replaces the Average Annual Total Returns Table under “Performance” in the Summary Section of the Fund’s Prospectus:

Average Annual Total Returns for the periods ended December 31, 2018

	One Year	Life of Fund*
Class I Shares
Return Before Taxes	-10.59%	-7.91%
Return After Taxes on Distributions	-12.36%	-8.39%
Return After Taxes on Distributions and Sale of Fund Shares	-6.20%	-6.01%
Class A shares
Return Before Taxes	-15.67%	-9.38%
Class C shares
Return Before Taxes	-11.47%	-8.72%
Bloomberg Commodity Index	-11.25%	-7.93%

* Class I, Class A and Class C shares of the PCS Commodity Strategy Fund commenced operations on December 10, 2014.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 31, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-828-3242.